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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 12, 2006

HSBC USA Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-7436 (Commission File Number)	13-2764867 (IRS Employer Identification No.)
452 Fifth Avenue New York, New York (Address of Principal Executive Offices)		10018 (Zip Code)
Registrant's telephone number, including area code: (212) 525-3735
____________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

 On April 5, 2006, HSBC USA Inc. (the "Company") filed an automatic shelf registration statement on Form S-3 (Reg. No. 333-133007) with the Securities and Exchange Commission (the "Commission").

The document filed with this Form 8-K under Item 9.01 is being filed as an exhibit to the registration statement referred to above.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
No.	Description
1.1	Distribution Agreement dated July 12, 2006 between HSBC USA Inc. and HSBC Securities (USA) Inc., as Agent.
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.
HSBC USA INC. By: /s/ CLIVE BUCKNALL Name: Clive Bucknall Title: Executive Vice President, Controller
Dated: July 18, 2006
EXHIBIT INDEX
No.	Description
1.1	Distribution Agreement dated July 12, 2006 between HSBC USA Inc. and HSBC Securities (USA) Inc., as Agent.
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